SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 2005
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12
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             (Exact name of registrant as specified in its charter)


      California                     333-107181                72-1566910
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 12 ("Series 12") has acquired an interest in:

o        Chickasha Villa, Limited Partnership, an Oklahoma limited partnership.

This entity is referred to herein as a local limited partnership.

o        Chickasha owns the Chickasha Apartments in Chickasha, Oklahoma.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
Chickasha     Chickasha     Chickasha    November     $3,629,947   4 1BR Units   $390        $669,067     $1,194,912
              Apartments    (Grady       2005                      32 2BR Units  $490        RCB (3)
                            County),                               10 3BR Units  $590
              10 buildings  Oklahoma                                                         $1,451,200
              (2)                                                                            RD (4)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 12 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 12 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. RCB Bank will provide the first mortgage loan for a term of 15 years at an annual interest rate of 6.25% per annum. Principal and interest will be payable monthly based on a 15-year amortization schedule.

4. The U.S. Department of Agriculture, Rural Development will provide the second mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Chickasha (Chickasha): Chickasha is in Grady County, Oklahoma on Interstate Highway 44, approximately forty miles southwest of Oklahoma City. The population of Chickasha is approximately 45,500. The major employers for Chickasha residents are Delta Faucet, Arvin Replacement Products, and Braum's Dairy.

-------------------------------------------------------------------------------------------------------------------------
                                                 LOCAL                           SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING          ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:          SALE OR REFINANCING  SERIES 12's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)    PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- ---------------- -------------------- -------------------
Chickasha       Green              Green         $540,508       Series 12:       99.98/.01/.01        $890,962
                Companies          Companies                    $2,000,          29.99/.01/70
                Development        Development                  increasing
                Group, Inc.        Group, Inc.                  annually

                                                                LGP: 70%

                                                                The balance:
                                                                29.99% to Series
                                                                12, .01% to the
                                                                SLP and 70% to
                                                                the LGP
--------------- ------------------ ------------- -------------- ---------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 12, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 12, (ii) the special limited partner and (iii) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership

         99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12

Date: November 23, 2005       By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership

     99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Chickasha Villa, Limited Partnership